SCUDDER
INVESTMENTS(SM)
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-----------------------
MONEY MARKET
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Scudder
Money Market Series

  Premium Money
  Market Shares
  Fund #402

  Prime Reserve Money
  Market Shares
  Fund #309












Annual Report
May 31, 2000



The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital, and the fund's investment policies.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       6   Letter from the Series' Chairperson

                       8   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      20   Financial Statements

                      24   Financial Highlights

                      28   Notes to Financial Statements

                      33   Report of Independent Accountants

                      34   Tax Information

                      35   Officers and Directors

                      36   Investment Products and Services

                      38   Scudder Solutions

Scudder Premium Money Market Shares
--------------------------------------------------------------------------------
ticker symbol SPMXX                                              fund number 402
--------------------------------------------------------------------------------

Date of Inception:    o    Short-term interest rates continued to rise over the
7/7/97                     12-month period, directly benefiting money market
                           securities.

                      o    Scudder Premium Money Market Shares reflected the
Total Net Assets as        rate increases as its 7-day average yield rose from
of 5/31/00:                4.78% to 6.34% over the 12 months.
$1.7 billion
                      o    An opportunistic strategy and commitment to high
                           quality money market securities resulted in Premium
                           Shares ranking among the top 1% of 362 taxable money market funds for the 12-month period ended May 31, 2000.^1

                      o Management maintained a shorter average maturity than its peers over most of the period, which provided liquidity and the flexibility to reinvest in higher yielding securities, especially toward the end of the period.




^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and is no guarantee of future results.

Scudder Prime Reserve Money Market Shares
--------------------------------------------------------------------------------
ticker symbol SCRXX                                              fund number 309
--------------------------------------------------------------------------------

Date of Inception:  o    Short-term interest rates continued to rise over the
10/15/98                 12-month period, directly benefiting money market
                         securities.

                    o    Scudder Prime Reserve Money Market Shares reflected
Total Net Assets         the rate increases as its 7-day average yield rose
as of 5/31/00:           from 4.75% to 5.74% over the 12 months.
$46 million
                    o    An opportunistic strategy and commitment to high
                         quality money market securities resulted in Prime
                         Reserve Shares ranking among the top 15% of 362 taxable money market funds for the 12-month period ended May
                         31, 2000.^1

                    o Management maintained a shorter average maturity than its peers over most of the period, which provided liquidity and the flexibility to reinvest in higher yielding securities, especially toward the end of the period.



^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and is no guarantee of future results.

Letter from the Series' Chairperson
--------------------------------------------------------------------------------

Dear Shareholders,


Until March 10 the great bull market for "new economy" stocks seemed unstoppable. However, rising interest rates eventually proved too much, as many stocks with high valuations and little or no earnings experienced sharp declines. While we believe the economy is being transformed by a technological revolution, the now lower valuations have helped reduce the level of market risk.

This kind of economic revolution combined with wide market swings can be unnerving for investors. Yet, experience tells us that the best approach during such periods is to take a step back and review one's long-term investment goals. It is easy to get caught up in the quickly shifting winds, especially when it has become only more convenient and economical to move from one investment to the next. While adjusting your investment portfolio by adding new investments and harvesting others should be a regular ritual, I encourage you to remain focused on your original purposes for investing.

If you are investing for retirement in 20 years and are seeking long-term gains, you should continue to invest in funds that will help you best achieve those ends, such as domestic and international equity funds. If you are investing for the short-term (1-2 years) and don't want to risk your principal, you should not be considering technology or other narrowly focused funds for a substantial portion of your portfolio. Stick to your plan, stay focused, and avoid the latest fad. Unless you plan to devote your full-time energies to investing every day, we think you will be better served by taking a long-term approach that includes exposure to several asset classes. This includes domestic and international stock, small-cap, fixed-income, and money market funds.

As a shareholder in Scudder Money Market Series you already hold a key element of a well-diversified portfolio. The series' conservative, high-quality, and very liquid investments provide relative stability, high current income, and a short-term parking place for a portion of your investment portfolio. With short-term interest rates rising and inflation moderate, investors are seeing some of the best real yields for money market funds in years. For a detailed discussion of management's investment strategy and portfolio positioning, I encourage you to read the Portfolio Management Discussion with Frank Rachwalski and Dean Meddaugh beginning on page 8.

For current information on the series and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Money Market Series.

Sincerely,

/s/Kathryn L. Quirk

Kathryn L. Quirk
President,
Scudder Money Market Series

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2000

In the following interview, portfolio managers Frank J. Rachwalski, Jr. and Dean Meddaugh discuss the market environment and their approach to managing the series.

Q: The U.S. stock and bond markets winced with each increase in short-term interest rates by the Federal Reserve. How did the rate increases affect money market securities over the 12-month period?

A: Money market securities are directly impacted by changes in short-term rates, especially the federal funds rate, an important benchmark that is widely watched by fixed income investors. With the U.S. economy strong, unemployment near an all time low, and consumer confidence high, concerns over an acceleration of the inflation rate took center stage. Since the Federal Reserve ("the Fed") has the responsibility to conduct the nation's monetary policy and maintain stability of the financial system, it continued to raise the federal funds rate in response to these trends (see Changes in the Federal Funds Rate below).

One thing that investors have witnessed over the past year is the surprising resiliency of the U.S. economy. Despite raising rates six times and one-and-three-quarters percentage points over the 12 months in attempts to slow growth, the U.S. economy continued to expand at a rapid

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate
--------------------------------------------------------------------------------
Federal Funds                                      New rate            Change
--------------------------------------------------------------------------------
June 30, 1999                                        5.00%             +0.25%
August 24                                            5.25%             +0.25%
November 16                                          5.50%             +0.25%
February 2, 2000                                     5.75%             +0.25%
March 21                                             6.00%             +0.25%
May 16                                               6.50%             +0.50%
--------------------------------------------------------------------------------

The federal funds rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

clip. In the first quarter of this year gross domestic product grew 5.5%. Reflecting signs that inflationary pressures have been building, the consumer price index rose 3.1%, up significantly from the beginning of the 12-month period.

While we think the Fed is closer to achieving its objectives of slowing the economy and controlling inflation, we believe another rate hike is likely. With recent consumer confidence numbers suggesting that consumers are not afraid and are continuing their buying spree, we think the Fed will have to pursue a policy of raising interest rates for the near term. However, the Fed may take a cautious approach to raising rates prior to the November elections.

Q: How did you manage the portfolio in this environment?

A: We pursued two strategies, reflecting the two distinct environments over the 12 months -- the period leading up to the end of 1999 and the year-to-date period. Toward the end of 1999, we continued to focus on maintaining a sufficient level of liquidity in the portfolio while taking advantage of what the market was offering. Generally, this meant maintaining a shorter average maturity than our peers. This strategy was driven by our cautionary approach to the Y2K changeover, which some had speculated might result in a shift to short-term money market instruments at year-end. We maintained a higher than normal level of liquidity in the portfolio in order to be prepared for potentially high investor demand for cash. By maintaining a shorter maturity in the rising rate environment, our existing holdings matured more quickly, which enabled us to invest in higher yielding securities sooner than if we had maintained a longer average maturity. A limitation of this strategy is that we gave up a small amount of current yield by maintaining a shorter maturity.

As it turned out, the Fed pumped a great deal of money into the financial system by allowing monetary reserves to grow rapidly in the fourth quarter of 1999. Some speculated that this super-liquid market helped to fuel the strong stock market rally. We think that remaining very liquid (by maintaining a relatively short maturity at year-end) was the right approach. If the fund's portfolio had been invested in longer-term securities and there had been a high demand for cash by investors, it could have been costly to raise cash at that time.

Q: How did the environment change at the beginning of 2000?

A: Y2K concerns essentially evaporated at the beginning of this year, as it became clear that fears were overdone and the Fed would likely begin reducing the excess market liquidity. We viewed this as an opportunity to pick up some higher yielding paper by extending the portfolio's average maturity slightly. However, the portfolio's maturity still remained shorter than its peers, given our expectations that rates would continue to rise. At the end of the period, the portfolio had an average maturity of 32 days, which compares to about 50 days for the average first-tier money market fund.

--------------------------------------------------------------------------------
Portfolio Maturity
(Average number of days)
--------------------------------------------------------------------------------

     5/99      38
     6/99      38
     7/99      30
     8/99      39
     9/99      39
    10/99      43
    11/99      36
    12/99      32
     1/00      22
     2/00      24
     3/00      16
     4/00      22
     5/00      32

Q: How did the series perform?

A: Reflecting the rising interest rate environment, yields for both share classes rose. Scudder Premium Money Market Shares' (Premium Shares) 7-day yield increased from 4.78% to 6.34% over the 12 months, which translated into compound effective yields of 4.90% and 6.54%, respectively.

Yields also rose for Scudder Prime Reserve Money Market Shares (Prime Reserve Shares). Over the 12 months, the 7-day yield increased from 4.75% to 5.74%, which translated into compound effective yields of 4.86% and 5.90%, respectively.

From a total return standpoint, both share classes exceeded the average one-year total return for 362 taxable money market funds as ranked by Lipper Analytical Services, Inc. Premium Shares ranked in the top 1% of 362 taxable money market funds, while Prime Reserve Shares ranked in the top 15% of 362 funds in the same category.

Each share class has been able to provide above-average performance primarily due to a lower expense structure and higher investment minimums: $25,000 for Premium Shares and $10,000 for Prime Reserve Shares.

Q: What is the quality of the short-term securities that you buy for the portfolio?

A: We invest in "first-tier" short-term securities in the portfolio. By that we mean issues that are rated in the top rating categories according to major credit rating agencies, such as Fitch Investors Service, Moody's Investors Service, or Standard and Poor's. The top ratings have the lowest risk of default and, while not insured by the FDIC or guaranteed, these securities are among the safest available outside of U.S. Treasury bills. Basically, our philosophy is that it does not pay to take on additional credit risk given the relatively small yield advantage.

Q: The series can invest in a variety of short-term securities. How did you allocate its assets?

A: In managing the portfolio, we focus on maintaining its average life (the average maturity of the portfolio) within a target range and selecting floating-rate securities that will benefit the portfolio given current interest rate trends. As a result, we generally do not make big asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. The majority of the portfolio remained invested in high quality commercial paper (45%), which we maintained because of its attractive values and high relative yields.

The next largest area of concentration was floating-rate securities at 39% of assets. "Floaters," as we call them, are highly correlated to short-term interest rates because their yields are indexed to current short-term rates, such as the prime rate -- the key lending rate charged by commercial banks to its best customers. In the rising rate environment, the yield on these securities adjusts upward sooner than traditional fixed-rate money market securities. Since selling lower yielding money market securities to buy higher yielding ones is impractical due to high transaction costs, floaters allow the portfolio to participate in the higher yielding environment quickly and without incurring additional transaction costs. In addition, floaters typically provide slightly higher yields than fixed-rate money market securities with maturities greater than 30 days.

We also held 1% of assets in repurchase agreements (commonly called "repos"). These very short-term loans (usually seven days or less) are collateralized by U.S. government notes and provide a private sector yield, or a yield that is comparable to non-government issued money market securities. These securities tend to trade more cheaply than comparable Treasury bills and often represent good value from our standpoint. Because these securities are collateralized by Treasuries and have relatively short maturities, repos tend to react quickly when interest rates change. Our holdings of repos benefited the portfolio as rates rose over the period.

Q: What is your outlook for interest rates?

A: As we mentioned earlier, we think the Fed will raise rates at least one more time before the November elections. Since we have recently begun to see signs that the economy may be slowing in reaction to the higher rate environment, we think the Fed may eventually be able to ease off its current policy of raising short-term interest rates. Knowing when to stop raising rates is a tough job for the Fed since the rate increases take time to work their way through the economy. Typically it takes six months for the effects to begin showing up, so the braking effects of this year's rate hikes on growth are still yet to come. In any case, this is a great environment for money market fund investors because interest rates are rising and real yields (after subtracting inflation) are still providing investors with very attractive returns.

---------------------------------------------------------------------------
Scudder Premium Money Market Shares
---------------------------------------------------------------------------
                                                7-day            7-day
                                               average        compounded
                                                yield       effective yield
---------------------------------------------------------------------------
May 31, 1999                                   4.78%            4.90%
May 31, 2000                                   6.34%            6.54%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Scudder Prime Reserve Money Market Shares
---------------------------------------------------------------------------
                                                7-day            7-day
                                               average        compounded
                                                yield       effective yield
---------------------------------------------------------------------------
May 31, 1999                                   4.75%            4.86%
May 31, 2000                                   5.74%            5.90%
---------------------------------------------------------------------------

Scudder Money Market Series:
A Team Approach to Investing

Scudder Money Market Series is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Frank J. Rachwalski, Jr. assumed responsibility for setting the Fund's investment strategy and for overseeing the fund's day-to-day management in January 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since joining the Adviser in 1973.

Portfolio manager Dean Meddaugh joined the Adviser in 1996 as a money market manager. Mr. Meddaugh joined the team in 1999 and has six years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Commercial Paper  Short-term debt obligations with maturities ranging from 2 to 270 days, and issued by banks, corporations, and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted from the face value of the security, although some are interest-bearing and offer a high level of safety and liquidity.

Federal Open Market  The committee that sets interest rate and credit policies
   Committee (FOMC)  for the Federal Reserve System. The committee decides whether to increase or decrease interest rates through open-market operations. The committee's actions are closely watched and interpreted by economists and stock and bond market analysts, who try to predict whether the Fed is seeking to tighten credit to reduce inflation, or to loosen credit to stimulate the economy.

     Gross Domestic  Gross domestic product is a commonly referenced measure of
      Product (GDP)  the health of the U.S. economy and refers to the market value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weakening growth can lead to a recession.

          Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

           Maturity The date a debt instrument is due and payable. For money market securities, a short maturity provides better investment flexibility, but tends to provide a lower yield; a long maturity provides a higher yield, but requires the investor to tie up money for a longer period (less flexibility).



(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Additional glossary terms are available at our Internet Web site -- www.scudder.com.

Investment Portfolio                                         as of May 31, 2000
--------------------------------------------------------------------------------

                                                      Principal
                                                      Amount ($)     Value ($)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreements 1.3%
-------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.37%, to be
    repurchased at $61,940,958 on 6/1/2000**                      ------------
    (Cost $61,930,000) ...........................    61,930,000    61,930,000
                                                                  ------------

-------------------------------------------------------------------------------
Short-Term Investments 15%
-------------------------------------------------------------------------------

 Firstar NA, 6.81%, 6/1/2000 .....................   225,000,000   225,000,000
 Norwest Bank, 6.81%, 6/1/2000 ...................   160,000,000   160,000,000
 Suntrust Bank, 6.78%, 6/1/2000 ..................   120,000,000   120,000,000
 Wachovia Bank, 6.81%, 6/1/2000 ..................   225,000,000   225,000,000

-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $730,000,000)                   730,000,000
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Commercial Paper 45.3%
-------------------------------------------------------------------------------

 Alpine Securitization Corp., 6.1%, 6/13/2000 ....    84,000,000    83,829,200
 American Home Products, 6.46%, 6/8/2000 .........   100,000,000   100,000,000
 Amsterdam Funding Corp., 6.1%, 6/12/2000 ........    25,000,000    24,953,403
 Amsterdam Funding Corp., 6.53%, 6/19/2000 .......    50,000,000    49,836,750
 Asset Portfolio Funding, 6.53%, 6/16/2000 .......    35,187,000    35,091,262
 Barton Capital Corp., 6.8%, 6/8/2000 ............    31,000,000    30,963,351
 Bavaria University Funding Corp., 6.5%, 6/12/2000    99,000,000    98,802,165
 Capital One Fund (99-F), 6.7%, 6/1/2000 .........    10,657,000    10,657,000
 CIT Group Holdings Inc., 6.61%, 6/1/2000 ........    40,000,000    39,977,371
 Clipper Receivables Corp., 6.52%, 6/19/2000 .....    80,087,000    79,825,916
 Corporate Asset Funding Corp., 6.12%, 6/9/2000 ..    50,000,000    49,932,000
 Corporate Receivables Corp., 6.09%, 6/7/2000 ....    70,000,000    69,928,950
 CXC Incorporated, 6.11%, 6/19/2000 ..............    50,000,000    49,847,250
 CXC Incorporated, 6.11%, 6/21/2000 ..............    50,000,000    49,830,278
 Enterprise Funding Corp., 6.11%, 6/20/2000 ......    71,805,000    71,573,449
 FCC National Bank, 6.77%, 6/1/2000 ..............    20,000,000    20,013,036
 Forrestal Funding Master TR, 6.13%, 6/12/2000 ...    79,000,000    78,852,029
 Four Winds Funding Corp., 6.54%, 6/19/2000 ......    61,000,000    60,800,530
 Galaxy Funding, 6.1%, 6/5/2000 ..................    40,000,000    39,972,889
 Galaxy Funding, 6.55%, 6/26/2000 ................    73,800,000    73,464,313
 Giro Funding US Corp., 6.09%, 6/15/2000 .........    50,000,000    49,881,583
 Giro Funding US Corp., 6.31%, 6/21/2000 .........    25,995,000    25,903,873
 Goldman Sachs Promissory Note, 6.63%, 6/28/2000 .    50,000,000    50,000,000
 Goldman Sachs Promissory Note, 6.75%, 8/7/2000 ..    40,000,000    40,026,252



    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------

                                                      Principal
                                                      Amount ($)     Value ($)
------------------------------------------------------------------------------

 Goldman Sachs Promissory Note, 6.29%, 10/2/2000      30,000,000    30,000,000
 Intrepid Funding, 6.17%, 7/10/2000 ............      79,726,000    79,193,098
 Kitty Hawk Funding Corp., 6.11%, 6/9/2000 .....      50,000,000    49,932,111
 Merrill Lynch & Co. Inc., 6.59%, 4/20/2001 ....      70,000,000    69,993,936
 Moat Funding LLC, 6.53%, 6/20/2000 ............      65,000,000    64,775,985
 Moat Funding LLC, 6.15%, 7/6/2000 .............      24,377,000    24,231,246
 Monte Rosa Capital Corp., 6.08%, 6/7/2000 .....      30,000,000    29,969,600
 Morgan Stanley Dean Witter Discover Co.,
    6.55%, 6/26/2000 ...........................      14,200,000    14,135,410
 Norwest Financial Inc., 6.45%, 9/7/2000 .......      50,000,000    49,992,098
 PNC NA, 6.37%, 6/7/2000 .......................      25,000,000    24,999,799
 Receivables Capital Corp., 6.25%, 6/5/2000 ....      15,000,000    14,989,583
 Receivables Capital Corp., 6.11%, 6/15/2000 ...      50,000,000    49,881,194
 Sallie Mae, 6.54%, 8/1/2000 ...................      30,000,000    29,997,658
 Scaldis Capital LLC, 6.16%, 7/10/2000 .........      40,000,000    39,733,067
 Sheffield Receivables Corp., 6.53%, 6/20/2000 .      46,510,000    46,349,708
 Sigma Finance, 5.92%, 6/1/2000 ................      50,000,000    50,000,000
 Surrey Funding Corp., 6.53%, 3/1/2001 .........     100,000,000   100,000,000
 WCP Funding Inc., 6.27%, 6/19/2000 ............      45,000,000    44,858,925
 Windmill Funding Corp., 6.09%, 6/21/2000 ......      25,000,000    24,915,417
 Xerox Credit Corp., 6.63%, 12/8/2000 ..........      75,000,000    74,985,665

------------------------------------------------------------------------------
Total Commercial Paper (Cost $2,196,897,350)                     2,196,897,350
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Certificates Of Deposit 17.1%
------------------------------------------------------------------------------

 Amsouth Bank NA, 6.21%, 9/11/2000* ............      40,000,000    40,000,000
 Bank of America Corp., 6.65%, 4/27/2001* ......      83,000,000    83,000,000
 Bank Of Montreal, 6.8%, 9/11/2000* ............      50,000,000    49,993,252
 Banc One Corp. 7.17%, 5/8/2001* ...............      50,000,000    50,000,000
 Canadian IMP Bank of Comm., 7.18%, 5/10/2001* .      75,000,000    74,993,339
 Comerica Bank, 6.41%, 6/12/2000* ..............      25,000,000    24,999,596
 Credit Suisse Federal Bank of New York, 6.72%,
    6/9/2000* ..................................      50,000,000    50,000,000
 Den Danske Bank NY, 6.55%,
    6/23/2000* .................................      30,000,000    29,999,289
 Dresdner Bank NY, 6.58%, 7/24/2000* ...........      50,000,000    49,997,178
 First Union National Bank, 6.63%, 7/26/2000* ..      15,000,000    15,000,000
 First Union National Bank, 6.67%, 5/8/2001* ...      25,000,000    25,000,000
 National Bank Kentucky, 6.35%, 7/7/2000* ......      50,000,000    50,005,176
 Old Kent Bank, 6.69%, 6/16/2000* ..............      10,000,000     9,999,838



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------

                                                                    Principal
                                                                    Amount ($)     Value ($)
--------------------------------------------------------------------------------------------

 Rabobank Nederland AV, 7.17%, 5/10/2001* ....................      50,000,000    49,995,559
 Royal Bank Scotland, 6.45%, 3/6/2001* .......................     100,000,000   100,000,000
 Skandinav Enskilda Banken NY, 6.59%, 7/24/2000* .............      50,000,000    49,997,855
 Skandinav Enskilda Banken NY, 6.62%, 8/29/2000* .............      25,000,000    24,997,607
 Union Bank Switzerland, 7.22%, 5/8/2001* ....................      50,000,000    49,991,176

--------------------------------------------------------------------------------------------
Total Certificates Of Deposit (Cost $827,969,865)                                827,969,865
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Short-Term and Medium-Term Notes 21.3%
--------------------------------------------------------------------------------------------

 Allfirst Bank, 6.51%, 1/16/2001* ............................      50,000,000    49,990,793
 Allfirst Bank, 6.18%, 9/5/2000* .............................      50,000,000    49,996,087
 Amsouth Bank NA, 6.72%, 1/19/2001* ..........................      30,000,000    29,992,660
 American Express Centurian Bank, 6.58%, 6/19/2001* ..........      50,000,000    49,994,875
 Bank One Corp., 6.32%, 10/5/2000* ...........................      25,000,000    24,995,791
 Bank One Corp., 6.65%, 11/6/2000* ...........................      20,000,000    19,999,442
 Capital One Fund 96-F, 6.7%, 9/1/2011* ......................      22,259,000    22,259,000
 Capital One Fund 96-H, 6.7%, 10/1/2021* .....................      15,159,000    15,159,000
 Capital One Fund 97-E, 6.7%, 8/1/2012* ......................      28,714,000    28,714,000
 CIT Group Inc., 6.64%, 5/9/2001* ............................      40,000,000    39,981,673
 CIT Group Inc. MTM, 6.65%, 5/24/2001* .......................      60,000,000    59,971,397
 Comerica Bank, 6.45%, 1/12/2001* ............................      40,000,000    39,990,316
 First Union National Bank, 6.68%, 3/2/2001* .................      50,000,000    50,000,000
 First Union National Bank, 6.4%, 6/8/2000* ..................      20,000,000    20,000,000
 Key Bank N.A., 6.42%, 11/8/2000* ............................      35,000,000    34,990,820
 Key Bank N.A., 6.76%, 5/25/2001* ............................      50,000,000    49,982,326
 Merita Bank Ltd. NY, 6.14%, 3/1/2001* .......................      50,000,000    49,985,411
 Merrill Lynch & Co., 6.59%, 4/27/2001* ......................      30,000,000    29,997,233
 MMR Funding One, 6.7%, 9/1/2010* ............................       5,500,000     5,500,000
 National Rural Utility CFC, 6.45%, 9/8/2000* ................      50,000,000    49,997,295
 Old Kent Bank, 6.66%, 5/8/2001* .............................      25,000,000    24,997,716
 Old Kent Bank, 6.67%, 5/30/2001* ............................      55,000,000    55,000,000
 Old Kent Bank, 6.67%, 6/11/2001* ............................      30,000,000    30,000,000
 Sigma Finance Inc., 6.74%, 6/30/2000* .......................      65,000,000    65,000,000
 SMM Trust 1999-A, 6.4%, 9/13/2000* ..........................      50,000,000    50,000,000
 Southern California Edison, 6.71%, 10/25/2000* ..............      20,000,000    20,000,000
 Transamerica Finance Corp., 6.2%, 12/1/2000* ................      50,000,000    50,000,000
 US Bank N.A., 6.79%, 11/15/2000* ............................      15,000,000    15,018,182

--------------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $1,031,514,017)                   1,031,514,017
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,848,311,232) (a)                 4,848,311,232
--------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(a)      Cost for federal income tax purposes is $4,848,311,232.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of May 31, 2000.

** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.



    The accompanying notes are an integral part of the financial statements.

Financial Statements

-------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
-------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------
Investments in securities, at value (cost $4,848,311,232) ..........   $4,848,311,232
Cash ...............................................................        2,154,605
Receivable for investments sold ....................................           96,000
Interest receivable ................................................       13,441,340
Receivable for Fund shares sold ....................................       51,854,521
Due from Adviser ...................................................           39,599
Other assets .......................................................           39,912
                                                                      ---------------
Total assets .......................................................    4,915,937,209

Liabilities
-------------------------------------------------------------------------------------
Dividends payable ..................................................       27,246,893
Payable for Fund shares redeemed ...................................        7,356,898
Accrued management fee .............................................        1,109,507
Accrued reorganization costs .......................................           10,266
Accrued Directors' fees and expenses ...............................          119,687
Other accrued expenses and payables ................................        1,284,693
                                                                      ---------------
Total liabilities ..................................................       37,127,944
-------------------------------------------------------------------------------------
Net assets, at value                                                   $4,878,809,265
-------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------
Managed Shares:
Net assets applicable to shares outstanding ........................   $  415,698,726
Shares outstanding of capital stock, $.001 par value, 800,000,000
   shares authorized ...............................................      415,893,881
Net Asset Value, offering and redemption price per share (net assets   --------------
   / shares outstanding) ...........................................   $         1.00
Institutional Shares:                                                  --------------
Net assets applicable to shares outstanding ........................   $3,349,739,373
Shares outstanding of capital stock, $.001 par value, 3,615,000,000
   shares authorized ...............................................    3,349,868,723
Net Asset Value, offering and redemption price per share (net assets   --------------
   / shares outstanding) ...........................................   $         1.00
Premium Money Market Shares:                                           --------------
Net assets applicable to shares outstanding ........................   $1,067,174,369
Shares outstanding of capital stock, $.001 par value, 2,180,000,000
   shares authorized ...............................................    1,067,242,867
Net Asset Value, offering and redemption price per share (net assets   --------------
   / shares outstanding) ...........................................   $         1.00
Prime Reserve Money Market Shares:                                     --------------
Net assets applicable to shares outstanding ........................   $   46,196,797
Shares outstanding of capital stock, $.001 par value, 1,180,000,000
   shares authorized ...............................................       46,201,590
Net Asset Value, offering and redemption price per share (net assets   --------------
   / shares outstanding) ...........................................   $         1.00
                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
-------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 304,339,172
                                                                ---------------
Expenses:
Management fee ................................................      13,019,076
Services to shareholders ......................................       1,381,424
Custodian and accounting fees .................................         657,717
Auditing ......................................................          30,907
Legal .........................................................          62,677
Directors' fees and expenses ..................................         101,644
Reports to shareholders .......................................         188,257
Registration fees .............................................       1,011,149
Reorganization ................................................          10,266
Other .........................................................         257,497
                                                                ---------------
Total expenses, before expense reductions .....................      16,720,614
Expense reductions ............................................      (7,666,166)
                                                                ---------------
Total expenses, after expense reductions ......................       9,054,448
-------------------------------------------------------------------------------
Net investment income                                               295,284,724
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 295,284,724
-------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------




Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------
Operations:
Net investment income ..........................................................
Distributions to shareholders from:
Net investment income (Managed Shares) .........................................
Net investment income (Institutional Shares) ...................................
Net investment income (Premium Money Market Shares) ............................
Net investment income (Prime Reserve Money Market Shares) ......................

Fund share transactions:
Managed Shares:
Proceeds from shares sold ......................................................
Reinvestment of distributions ..................................................
Cost of shares redeemed ........................................................
Net increase (decrease) in net assets from Fund share transactions .............

Institutional Shares
Proceeds from shares sold ......................................................
Reinvestment of distributions ..................................................
Cost of shares redeemed ........................................................
Net increase (decrease) in net assets from Fund share transactions .............

Premium Money Market Shares
Proceeds from shares sold ......................................................
Reinvestment of distributions ..................................................
Cost of shares redeemed ........................................................
Net increase (decrease) in net assets from Fund share transactions .............

Prime Reserve Money Market Shares
Proceeds from shares sold ......................................................
Reinvestment of distributions ..................................................
Cost of shares redeemed ........................................................
Net increase (decrease) in net assets from Fund share transactions .............
Increase (decrease) in net assets ..............................................
Net assets at beginning of period ..............................................
Net assets at end of period ....................................................




    The accompanying notes are an integral part of the financial statements.

                    Five Months      Year Ended
 Year Ended May    Ended May 31,    December 31,
    31, 2000            1999            1998
--------------------------------------------------

$  295,284,724    $   59,023,051   $   88,278,881
----------------- ---------------- ---------------

  (21,023,946)       (7,380,665)     (18,908,573)
----------------- ---------------- ---------------
 (215,221,172)      (33,615,524)     (38,347,244)
----------------- ---------------- ---------------
  (56,686,377)      (17,567,663)     (30,962,225)
----------------- ---------------- ---------------
   (2,353,229)         (459,199)         (60,839)
----------------- ---------------- ---------------


 1,171,602,032       673,318,688    1,521,267,560
     4,231,558         1,551,477        5,506,361
(1,155,348,705)    (607,192,461)   (1,568,154,523)
----------------- ---------------- ---------------
    20,484,885        67,677,704     (41,380,602)
----------------- ---------------- ---------------

90,572,901,002    11,712,781,921    5,884,096,724
    72,983,474        11,965,433       14,372,769
(89,101,937,654)  (10,985,348,196) (5,169,903,810)
----------------- ---------------- ---------------
 1,543,946,822       739,399,158      728,565,683
----------------- ---------------- ---------------

 2,847,283,440     1,070,305,354    2,381,877,957
    54,096,252        15,125,932       24,053,642
(2,770,287,933)    (956,923,660)   (1,933,144,105)
----------------- ---------------- ---------------
   131,091,759       128,507,626      472,787,494
----------------- ---------------- ---------------

   111,134,122        41,129,865       15,004,074
     2,286,836           341,450           17,985
 (101,036,164)      (19,992,513)      (2,685,634)
----------------- ---------------- ---------------
    12,384,794        21,478,802       12,336,425
----------------- ---------------- ---------------
 1,707,908,260       957,063,290    1,172,309,000
 3,170,901,005     2,213,837,715    1,041,528,715
----------------- ---------------- ---------------
$4,878,809,265    $3,170,901,005   $2,213,837,715
----------------- ---------------- ---------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Money Market Series

The following table includes selected data for a share of the Managed Shares class outstanding throughout each period and other performance information derived from the financial statements.

Managed Shares (a)

------------------------------------------------------------------------------------
                            2000(b) 1999(c) 1998(d) 1997(d) 1996(d) 1995(d) 1994(d)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                            --------------------------------------------------------
------------------------------------------------------------------------------------
  Net investment income       .055    .020    .052    .051    .049    .054    .038
------------------------------------------------------------------------------------
  Distributions from net
  investment income          (.055)  (.020)  (.052)  (.051)  (.049)  (.054)  (.038)
------------------------------------------------------------------------------------
Net asset value, end
of period                   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                            --------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (e)          5.60    1.99**  5.33    5.21    4.97    5.57    3.86
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   416     395     328     369     431     372     367
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         .43(f)  .37*    .48     .59     .62     .68     .68
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         .28(f)  .23*    .38     .49     .55     .55     .55
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                    5.46    4.78*   5.20    5.00    4.86    5.45    3.84
------------------------------------------------------------------------------------


(a) Effective July 7, 1997, Scudder Money Market Series (formerly known as the Managed Cash Fund) was divided into four classes, of which Managed Shares is one. Shares of the Fund outstanding on such date were redesignated as the Managed Shares of the Fund. The data set forth above for the periods prior to July 17, 1997, reflects the investment performance of the Fund prior to such redesignation.

(b)      For the year ended May 31, 2000.

(c) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(d)      For the years ended December 31.

(e) Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .43% and .28%, respectively.

*  Annualized

** Not annualized

The following table includes selected data for a share of the Institutional Shares class outstanding throughout each period and other performance information derived from the financial statements.

Institutional Shares

------------------------------------------------------------------------------------
                                                  2000(a)  1999(b) 1998(c)  1997(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period             $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
  Net investment income                            .056     .020     .054    .022
------------------------------------------------------------------------------------
  Distributions from net investment income        (.056)   (.020)   (.054)  (.022)
------------------------------------------------------------------------------------
Net asset value, end of period                   $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
Total Return (%) (e)                               5.74     2.03**   5.52    2.25**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            3,350    1,806    1,066     338
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     .30(f)   .28*     .29     .31*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      .15(f)   .14*     .18     .26*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                 5.73     4.87*    5.34    5.39*
------------------------------------------------------------------------------------


(a)      For the year ended May 31, 2000.

(b) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(c)      For the year ended December 31, 1998.

(d) For the period August 4, 1997 (commencement of sale of Institutional Shares) to December 31, 1997.

(e) Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .30% and .15%, respectively.

*        Annualized

**       Not annualized

The following table includes selected data for a share of the Premium Money Market Shares class outstanding throughout each period and other performance information derived from the financial statements.

Premium Money Market Shares

------------------------------------------------------------------------------------
                                                  2000(a)  1999(b) 1998(c)  1997(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period             $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
  Net investment income                            .055     .020     .053    .026
------------------------------------------------------------------------------------
  Distributions from net investment income        (.055)   (.020)   (.053)  (.026)
------------------------------------------------------------------------------------
Net asset value, end of period                   $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
Total Return (%) (e)                               5.68     2.00**   5.46    2.62**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            1,067      936      808     335
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     .35(f)   .34*     .35     .43*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      .20(f)   .20*     .24     .38*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                 5.56     4.81*    5.31    5.50*
------------------------------------------------------------------------------------


(a)      For the year ended May 31, 2000.

(b) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(c)      For the year ended December 31, 1998.

(d) For the period August 4, 1997 (commencement of sale of Premium Money Market Shares) to December 31, 1997.

(e) Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .35% and .20%, respectively.

*        Annualized

**       Not annualized

The following table includes selected data for a share of the Prime Reserve Money Market Shares class outstanding throughout each period and other performance information derived from the financial statements.

Prime Reserve Money Market Shares

------------------------------------------------------------------------------------
                                                           2000(a) 1999(b)  1998(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period                      $1.000   $1.000  $1.000
                                                          --------------------------
------------------------------------------------------------------------------------
  Net investment income                                     .052     .020    .011
------------------------------------------------------------------------------------
  Distributions from net investment income                 (.052)   (.020)  (.011)
------------------------------------------------------------------------------------
Net asset value, end of period                            $1.000   $1.000  $1.000
                                                          --------------------------
------------------------------------------------------------------------------------
Total Return (%) (d)                                        5.30     1.98**  1.06**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        46       34      12
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              .74(e)   .40*    .45*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               .59(e)   .26*    .31*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                          5.18     4.73*   4.95*
------------------------------------------------------------------------------------


(a)      For the year ended May 31, 2000.

(b) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(c) For the period October 15, 1998 (commencement of sale of Prime Reserve Money Market Shares) to December 31, 1998.

(d) Total returns would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .74% and .59%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Money Market Series (the "Fund") is the diversified investment portfolio comprising Scudder Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund offers four classes of shares: Premium Money Market Shares, Prime Reserve Money Market Shares, Managed Shares and Institutional Shares.

On November 13, 1998 the Board of Directors changed the fiscal year end of the Fund from December 31 to May 31.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant amortization to maturity of any discount or premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $91,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2007 ($1,000) and May 31, 2008 ($90,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 1999 through May 31, 2000, the Fund incurred approximately $7,400 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as occurring in the fiscal year ended May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.25% of average daily net assets for the Fund, computed and accrued daily and payable monthly. The Adviser has agreed to waive a portion of its investment management fee for the Fund by 0.05% through

September 30, 2000. From time to time the Adviser may voluntarily waive an additional portion of its management fee.

For the year ended May 31, 2000, the Adviser did not impose fees of $7,384,398 and did impose fees of $5,634,678 which amounted to an annual effective rate of 0.10%.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Each class of the Fund has entered into a Transfer Agency and Service Agreement with SSC. SSC receives account fees that vary according to the account size and type of account of the shareholders of the respective classes. For the year ended May 31, 2000, the following amounts were charged to the classes of the Fund:

Managed Shares ....................................................   $102,310
Institutional Shares ..............................................     48,176
Premium Shares ....................................................    461,604
Prime Reserve Shares ..............................................    132,243
                                                                      --------
                                                                      $744,333
                                                                      --------
Amount unpaid at May 31, 2000 .....................................   $ 99,963

The Managed Shares of the Fund has arrangements with certain banks, institutions and other persons under which they receive compensation from the Fund and the Adviser for performing shareholder servicing functions for their customers who own shares in the Fund. In connection with these arrangements for the year ended May 31, 2000, the total expense charged to the Managed Shares of the Fund amounted to $337,281 and the receivable for the Adviser's portion aggregated $161,692.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $478,549, of which $125,067 remains unpaid at May 31, 2000.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Directors' fees and expenses aggregated $22,446. In addition, a one-time fee of $79,198 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note E. Inasmuch as the

Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $39,599 of such costs.

The Fund has a compensation arrangement under which payment of Directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." The accumulated balance of deferred Directors' fees and interest thereon relating to the Fund aggregated $101,929 as of May 31, 2000, which is included in accrued expenses of the Fund.

Other. Printing and postage expenses related to preparing and distributing material such as shareholder reports, prospectuses and proxy materials to current shareholders are charged to each class pro rata based on relative net assets. For the year ended May 31, 2000, the following amounts were expensed by the Fund:

Managed Shares ....................................................   $ 50,462
Institutional Shares ..............................................     81,955
Premium Shares ....................................................     43,824
Prime Reserve Shares ..............................................     12,016
                                                                      --------
                                                                      $188,257
                                                                      --------
Amount unpaid at May 31, 2000 .....................................   $115,262

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the custodian and transfer agent fees were reduced as follows:

Custodian .........................................................   $ 66,320
Transfer Agent ....................................................    175,849
                                                                      --------
                                                                      $242,169
                                                                      --------

D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder Fund, Inc. and Shareholders of Scudder Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Money Market Series (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 21, 2000

Tax Information
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

  Kathryn L. Quirk*                          Ann M. McCreary*
    o  President and Assistant Secretary       o  Vice President

  Dr. Rosita P. Chang                        Frank J. Rachwalski, Jr.*
    o  Director; Professor of Finance,         o  Vice President
       University of Hawaii
                                             John Millette*
  Edgar R. Fiedler                             o  Vice President and Secretary
    o  Director; Senior Fellow and
       Economic Counsellor, The              John R. Hebble*
       Conference Board, Inc.                  o  Treasurer

  Peter B. Freeman                           Caroline Pearson*
    o  Director; Corporate Director and        o  Assistant Secretary
       Trustee
                                             *Scudder Kemper Investments, Inc.
  Dr. J. D. Hammond
    o  Director; Dean, Smeal College of
       Business Administration

  Richard M. Hunt
    o  Director; University Marshal and
       Senior Lecturer, Harvard University

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
   Scudder Tax Free Money Fund+                     Growth
                                                      Scudder Classic Growth Fund***
 Tax Free+                                            Scudder Large Company Growth Fund***
   Scudder Limited Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Medium Term Tax Free Fund                  Scudder Development Fund
   Scudder Managed Municipal Bonds                    Scudder 21st Century Growth Fund***
   Scudder High Yield Tax Free Fund***
   Scudder California Tax Free Fund**               Global Equity
   Scudder Massachusetts Limited Term               Worldwide
     Tax Free Fund**                                  Scudder Global Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                     Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder Global Discovery Fund***
 U.S. Income                                          Scudder Emerging Markets Growth Fund
   Scudder Short Term Bond Fund                       Scudder Gold Fund
   Scudder GNMA Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.***
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Health Care Fund
 Asset Allocation                                     Scudder Technology Fund
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio               Preferred Series
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group